Exhibit 10.5

Funding Agreement

POLICYHOLDER: Genworth Global Funding Trust 2005-A, its successors and permitted assignees

POLICY NUMBER: GS-I6000

EFFECTIVE DATE: December 21, 2005

ISSUE STATE: Virginia

GE Life and Annuity Assurance Company (“GELAAC”) (which term includes its successors and permitted assignees) and the Policyholder hereby agree to the terms of this funding agreement (this “Policy”). This Policy, including the attached Accumulation Fund Schedule, and any amendments thereto, constitutes the entire contract between GELAAC and the Policyholder. This Policy is delivered in the Issue State and governed by the laws of that state.

In witness whereof, GELAAC and the Policyholder have agreed to this Policy as of the Effective Date and caused the same to be in full force and effect.

/s/ Thomas E. Duffy	/s/ Pamela S. Schutz
Thomas E. Duffy	Pamela S. Schutz
Secretary	President

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, VA 23230

1-800-635-8056

SECTION 1 – ACCUMULATION FUND – ESTABLISHMENT AND OPERATION

1.1	POLICY PAYMENTS. The Policyholder agrees to pay to GELAAC in the currency specified in the Accumulation Fund Schedule (the “Specified Currency”), and by wire transfer, the Net Deposit Amount on the Deposit Date. Regardless of the Effective Date of the Policy or the Deposit Date specified in the Accumulation Fund Schedule, this Policy shall become effective only upon the receipt by GELAAC, or its designee, of the Net Deposit Amount.

1.2	ESTABLISHMENT OF THE ACCUMULATION FUND. Upon the receipt by GELAAC of the Net Deposit Amount, GELAAC will establish an Accumulation Fund. The Accumulation Fund is a general account record that reflects the Fund Balance under this Policy. GELAAC is neither a trustee nor a fiduciary with respect to the Accumulation Fund. The Net Deposit Amount is allocated to GELAAC’s general account for investment but all funds received under this Policy will become the exclusive property of GELAAC without any duty or requirement for segregation or separate investment. The Fund Balance is not affected by the investment results of the assets held in the general account.

1.3	INTEREST ON THE ACCUMULATION FUND. The Guaranteed Rate for the Accumulation Fund is effective until the Fund Balance is paid in full to the Policyholder. Interest is credited based upon the methodology specified in the Accumulation Fund Schedule. Interest is earned from the Deposit Date(s) to but excluding the date the Fund Balance is paid in full to the Policyholder.

1.4	VALUE OF THE ACCUMULATION FUND. The Fund Balance on any given day equals the Deposit Amount plus interest, if any, credited thereon at the Guaranteed Rate, less any payments made under Section 2 of the Policy.

SECTION 2 – PAYMENTS FROM THE ACCUMULATION FUND

2.1	PERIODIC PAYMENTS. GELAAC will pay the Policyholder the amounts specified in the Accumulation Fund Schedule as Periodic Payouts, including the Maturity Payout, on the dates specified (subject to Section 4.7). Such payment amounts are adjusted to reflect any other payment payable under this Section of the Policy. The interest factor used in making such adjustments is the Guaranteed Rate.

2.2	OPTIONAL REPAYMENT. If so indicated in the Accumulation Fund Schedule, GELAAC shall pay to the Policyholder the amount the Policyholder needs to redeem or repay any notes or other instruments issued by the Policyholder and backed by this Policy, pursuant to any limited right of redemption or repayment contained in such note or instrument. GELAAC may require reasonable evidence that the redemption or repayment request satisfies all the terms and conditions described in the prospectus, prospectus supplement and/or pricing supplement applicable to such note or other instrument. Additional restrictions, if any, on the Policyholder’s reimbursement rights under this Section may be included in the Accumulation Fund Schedule.

2.3	OPTIONAL REDEMPTION. If so indicated in the Accumulation Fund Schedule, GELAAC may elect to pay the Policyholder all or any part of the Fund Balance on the Call Dates specified in the Accumulation Fund Schedule. Unless otherwise provided in the Accumulation Fund Schedule, GELAAC will give the Policyholder at least forty-five (45) days and no more than seventy-five (75) days notice of its intent to make such pre-payment. No adjustment will be made to the amount of such payment, unless such adjustment is specifically provided for in the Accumulation Fund Schedule.

2.4	MATURITY PAYMENTS. GELAAC shall pay the Policyholder the Fund Balance on the Maturity Date.

2.5	FORM OF PAYMENT. All payments GELAAC makes to the Policyholder will be made in the Specified Currency, by wire transfer, unless otherwise agreed in writing by the parties hereto. Unless otherwise stated in the Accumulation Fund Schedule, all payments GELAAC makes will be net of any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority having the power to tax. Unless otherwise specified in the Accumulation Fund Schedule, such net payments fully satisfy GELAAC’s obligation to the Policyholder with respect to the full amount due.

SECTION 3 – TERMINATION OF AGREEMENT

3.1	AUTOMATIC TERMINATION/ACCELERATION. This Policy terminates with respect to the Accumulation Fund when the Fund Balance is zero and GELAAC’s obligations hereunder shall automatically accelerate upon the occurrence of an Event of Default described in Section 3.3(a).

3.2	EARLY TERMINATION/ACCELERATION. The Policyholder may accelerate this Policy by giving GELAAC not less than two (2) Business Days’ written notice upon the occurrence of an Event of Default specified in Section 3.3 b., c. or d. below. GELAAC may accelerate this Policy, in whole but not in part, by giving the Policyholder not less than forty-five (45) days’, but no more than seventy-five (75) days’, prior written notice of the occurrence of a Tax Event as described in Section 3.4, provided, however that this Policy shall not be terminated until the Fund Balance has been paid to the Policyholder in full.

3.3	EVENTS OF DEFAULT. An Event of Default occurs if:

a.	GELAAC is dissolved or a resolution is passed or proceeding is instituted for the winding-up, liquidation or similar arrangement of GELAAC (other than pursuant to a consolidation, amalgamation or merger);

b.	GELAAC breaches any material obligation, representation or certification contained herein, provided that there is no bona fide dispute as to whether such breach has occurred and that such breach continues for fifteen (15) Business Days following the Policyholder’s written notice to GELAAC of such breach;

c.	GELAAC fails to make any required Periodic Payout (other than the Maturity Payout) described in the Accumulation Fund Schedule or any other payment described in Sections 2.2 or 2.3 of this Policy or any other funding agreement GELAAC issues in connection with the Program, and such failure continues for seven (7) Business Days after the due date thereof;

d.	GELAAC fails to make the Maturity Payout described in the Accumulation Fund Schedule or in any other funding agreement GELAAC issues in connection with the Program and such failure is continuing as of the end of the Business Day following the due date thereof.

3.4	TAX EVENT. A “Tax Event” occurs if GELAAC has received an opinion of independent legal counsel stating in effect that there is more than an insubstantial risk that as a result of any amendment to, or change (including any announced prospective change) in, the laws (or regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or any amendment to, or change in, an interpretation or application of any such regulations of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the Deposit Date, the Policyholder is or will be within ninety (90) days of the date thereof, (1) subject to an entity level U.S. federal income tax with respect to interest accrued or received on this Policy or (2) subject to more than a de minimis amount of taxes, duties or other governmental charges.

Notwithstanding anything to the contrary in this Section 3, if GELAAC shall comply in all respects with the requirements of this Section 3, but an event of default has occurred with respect to the notes backed by the Policy and as a result payments with respect to the notes have been accelerated, otherwise than by reason of any default under this Policy by GELAAC, no Event of Default (as defined above) under this Policy shall be deemed to have occurred, no payments with respect to this Policy shall be accelerated and GELAAC will remain obligated to make payments under this Policy as if no Event of Default had occurred with respect to the notes.

SECTION 4 – GENERAL PROVISIONS

4.1	PAYMENT UPON TERMINATION. Unless otherwise specified in the Accumulation Fund Schedule, GELAAC shall pay the Policyholder the Fund Balance on the Maturity Date. Such payment fully discharges GELAAC’s obligation to the Policyholder under this Policy.

4.2	DISCLAIMER OF RESPONSIBILITY. GELAAC’s only liability is as set out in this Policy, including the Accumulation Fund Schedule attached hereto. In performing its obligations under this Policy, GELAAC is not acting as a fiduciary or agent for the Policyholder or anyone else regardless of whether or not they are directly or indirectly associated with the Policyholder.

4.3	NOTICES. All agreements, notices, directions, consents, elections or other communication (“Notices”) required by this Policy must be in writing, directed to the applicable address designated on the face page. Any such Notices may be given by facsimile transmission or other acceptable electronic means. All Notices are effective when received.

4.4	AMENDMENTS. This Policy may be amended only by mutual written agreement between the parties hereto.

4.5	CONFLICT. To the extent that there is a conflict in terms between the Policy and the Accumulation Fund Schedule, the Accumulation Fund Schedule will control the conduct of the parties.

4.6	TRANSFERABILITY/ASSIGNMENT. This Policy and the Accumulation Fund established pursuant to it may solely be sold, assigned, transferred or pledged in accordance with, and for the purposes contemplated by, the documents and agreements governing the establishment and operation of the Program. GELAAC will maintain a record of ownership of this Policy on its books and records.

4.7	PAYMENTS BY GELAAC. When this Policy provides that GELAAC will make a payment to the Policyholder, such payment shall be made to the Policyholder or to the agent the Policyholder designates. Unless otherwise specified in the Accumulation Fund Schedule, if a payment date is not a Business Day, GELAAC will pay such amount on the next Business Day.

4.8	WAIVER BY GELAAC. At the Policyholder’s request, GELAAC may waive any terms, conditions or adjustments provided for in this Policy. Any such waiver is subject to any limitations GELAAC specifies in making the waiver and does not require GELAAC to grant similar future waivers to the Policyholder or anyone else. A failure or delay in exercising a right under this Policy does not waive GELAAC’s right or ability to assert such right in the future.

4.9	MUTUAL REPRESENTATIONS. The parties mutually represent and warrant, each to the other, that:

a.	This Policy is its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights, and subject, as to enforceability, to general principals of equity, regardless of whether enforcement is sought in proceeding in equity or law;

b.	It has the power to enter into this Policy and to consummate the transactions contemplated hereby;

c.	All information provided in connection with this Policy is, to the best of its knowledge and belief, true, correct and complete;

d.	The execution and the delivery of this Policy and the performance of obligations hereunder do not and will not constitute or result in a default, breach or violation, of the terms or provisions of its certificate, articles or charter of incorporation, declaration of trust, by-laws or any agreement, instrument, mortgage, judgment, injunction or order applicable to it or any of its property.

4.10	TAX PROVISIONS. The Policyholder and each transferee and assignee of this Policy, to the extent required by law, agree to provide GELAAC with any properly completed tax forms that are needed for GELAAC to satisfy its tax reporting obligations with respect to amounts held under this Policy. This Policy is intended to be ignored for U.S. federal, state and local income and franchise tax purposes. To the extent it cannot be ignored, GELAAC and the Policyholder and each transferee and assignee of this Policy agree to treat this Policy as GELAAC’s debt obligation for U.S. federal, state and local income and franchise tax purposes.

SECTION 5 – DEFINITIONS

5.1	POLICY DEFINITIONS. The following terms have the meanings indicated:

“Accumulation Fund” is the accounting record GELAAC will establish under this Policy as described in Section 1.2.

“Accumulation Fund Schedule” is attached to this Policy and establishes the terms of the Accumulation Fund.

“Business Day” is any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close, or are otherwise closed, in each Business Day City specified in the Accumulation Fund Schedule.

“Call Date” is the day or days prior to the Stated Maturity Date, if any, specified in the Accumulation Fund Schedule attached to this Policy, on which GELAAC may elect to pay the Policyholder all or any part of the Fund Balance. If no Call Date is indicated in an Accumulation Fund Schedule, GELAAC will pay to the Policyholder the Fund Balance prior to the Stated Maturity Date only to the extent provided in Section 3.2.

“Deposit Amount” is the amount GELAAC credits to the Accumulation Fund on the Deposit Date as set forth in the Accumulation Fund Schedule.

“Deposit Date” is the date, specified in the Accumulation Fund Schedule, on which GELAAC receives the Net Deposit Amount.

“Event of Default” has the meaning described in Section 3.3.

“Fund Balance” is the value of the Accumulation Fund, determined pursuant to Section 1.4.

“Guaranteed Rate” is the interest rate, if any, applied to the Accumulation Fund, as stated in the Accumulation Fund Schedule.

“Indenture” is that certain indenture agreement, made between the Policyholder and the Indenture Trustee related to the notes to be supported by this Policy as such agreement may be amended, supplemented or replaced from time to time.

“Indenture Trustee” is the party specified as trustee under the Indenture, or its successor.

“Maturity Date” is the earlier of (i) the Stated Maturity Date and (ii) each date on which the Fund Balance is payable in full to the Policyholder pursuant to an Event of Default, Optional Repayment, Optional Redemption or otherwise. Unless otherwise indicated in the Accumulation Fund Schedule, if any of the foregoing dates is not a Business Day, the Maturity Date is the next following Business Day. Interest accrues during such delay only if specified in the Accumulation Fund Schedule.

“Net Deposit Amount” is the amount GELAAC receives from the Policyholder on the Deposit Date as set forth in the Accumulation Fund Schedule.

“Program” is the Genworth Global Funding program, as described in the prospectus relating thereto, including the applicable prospectus supplement or pricing supplement or in any amendment thereto.

“Stated Maturity Date” is the date, as set forth on the Accumulation Fund Schedule, when the Fund Balance is originally due and payable to the Policyholder.

“Tax Event” has the meaning described in Section 3.4.

5.2	OTHER DEFINITIONS. Other capitalized terms appearing in this Policy have the meanings indicated on the Policy’s face page or in the Accumulation Fund Schedule.

GELAAC

Accumulation Fund Schedule – Floating Rate

Policy Number: GS-I6000

Deposit Date:	December 21, 2005 or the date the deposit is actually received by the insurance company

Specified Currency:	United States Dollars

Deposit Amount:	$300,000,015.00

Net Deposit Amount:	$298,950,000.00

Stated Maturity Date:	December 15, 2010

Guaranteed Rate:	4.66% for the first Crediting Period; and for all subsequent Crediting Periods, the Index Rate plus 16 basis points determined as of the second London Banking Day prior to the start of each Crediting Period. “London Banking Day” means a day on which commercial banks are open for business in London.

Crediting Period:	The first Crediting Period shall be the period commencing on the Deposit Date to but excluding March 15, 2006. Each Subsequent Crediting Period shall be the period, from and including the Interest Payment Date to but excluding the next Interest Payment Date.

Interest Crediting:	Interest is credited based upon an Actual/360 basis, applied to the Fund Balance each day.

Index Rate:	The three-month LIBOR, determined as specified in the applicable prospectus supplement for the Program, expressed as a percentage to the fifth place following the decimal or as otherwise provided in the prospectus supplement relating to the Genworth Global Funding Trusts Secured-Medium Term Notes program (the “Prospectus Supplement”).

Periodic Payouts:	On the 15th of each March, June, September and December, GELAAC will pay the Policyholder all accrued and unpaid interest (if such date is not a Business Day, the Periodic Payout will be made on the next following Business Day, unless such day is in the following calendar month in which case the immediately preceding Business Day) (each, an “Interest Payment Date”).

Maturity Payout:	On December 15, 2010 (the “Maturity Date”) GELAAC will pay to the Policyholder the Fund Balance. If such date is not a Business Day, the Maturity Payout will be made on the next following Business Day, without interest for the period the payment is deferred.

Business Day City(s):	New York, New York; London

Other Terms:	None

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The calculation of the Guaranteed Rate and all other payment terms of this Policy will be determined in the manner described in the “Description of the Notes” section in the Prospectus Supplement.

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GE LIFE AND ANNUITY ASSURANCE COMPANY		GENWORTH GLOBAL FUNDING TRUST

By:	/s/ Pamela C. Asbury	By*:	/s/ Fernando Acebedo
	Pamela C. Asbury		Fernando Acebedo

Official Title: Vice President		Official Title: Vice President

Date: December 19, 2005		Date: December 20, 2005

*	By The Bank of New York, not in its individual capacity but solely as trustee

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